UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT

INVESTMENT COMPANIES

Investment Company Act file number: 811-8216

PIMCO Strategic Global Government Fund, Inc.

(Exact name of registrant as specified in charter)

840 Newport Center Drive, Newport Beach, CA 92660

(Address of principal executive offices)

John P. Hardaway

Treasurer

PIMCO Funds

840 Newport Center Drive

Newport Beach, CA 92660

(Name and address of agent for service)

Copies to:

Joseph B. Kittredge, Jr., Esq.

Ropes & Gray LLP

One International Place

Boston, MA 02110

Registrant’s telephone number, including area code: (949) 720-4761

Date of fiscal year end: January 31

Date of reporting period: February 1, 2004 – July 31, 2004

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget (“OMB”) control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC 20549-0609. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. § 3507.

Item 1. Reports to Stockholders.

The following is a copy of the report transmitted to stockholders pursuant to Rule 30e-1 under the Act (17 CFR 270.30e-1).

PIMCO

PIMCO STRATEGIC GLOBAL

    GOVERNMENT FUND, INC.

SEMI-ANNUAL

REPORT

July 31, 2004

2004

Chairman’s Letter

For the six-month period ended July 31, 2004, the PIMCO Strategic Global Government Fund, Inc. (the “Fund”) returned –7.92% based on its NYSE market price and 0.35% based on its net asset value. In comparison, the Lehman Brothers Intermediate Aggregate Bond Index, the Fund’s benchmark, returned 0.46% for the same period. It’s important to note that the second quarter 2004 was an unusual period for fixed income closed-end funds, as the prospect of rising short-term interest rates became imminent. As a result, share prices of fixed income closed-end funds were particularly negatively impacted, and the Fund’s share price decreased during the month of April. Since then, however, the Fund’s share price has improved.

The Fund’s longer-term performance continued to be strong as measured by the Fund’s market price and net asset value, as the Fund posted annualized returns of 12.80% and 9.78%, respectively, for the five-year period ended July 31, 2004. In addition, the Fund outperformed its Lehman Index, which posted an annualized return of 7.00% for the five-year period. For the ten-year period ended July 31, 2004, the Fund’s market price and net asset value returned 10.46% and 8.44%, respectively, while the Lehman Index returned 6.98%.

Interest rates rose sharply during the second quarter 2004, causing bonds to give back modest gains from earlier in the year. The yield on the benchmark ten-year Treasury closed June 30, 2004 at 4.58%, up 0.75% from April 1, 2004. Continued growth in employment convinced the markets that the Federal Reserve would soon begin a long anticipated tightening cycle. On June 30, 2004, the Fed met market expectations by increasing the federal funds rate 0.25%, which was the first rate increase since June 25, 2003. The central bank had held this rate at 1% for more than a year, which generated negative real short-term rates. And on August 10, 2004, the Fed increased the federal funds rate another 0.25% to 1.50%.

Investors that had profited handsomely from borrowing at low short-term rates and investing in higher-yielding longer maturity bonds surrendered some of those profits towards the latter part of the six-month period. Concern that borrowing rates would rise led investors to liquidate long positions and unwind these trades, which caused bond prices to decrease. However, substantial leverage remained among banks, hedge funds, and other investors, making bond markets somewhat vulnerable to additional Fed rate increases. There were also signs of rising inflation, which fueled anxiety that central banks might continue to raise interest rates.

On the following pages you will find specific details as to the Fund’s portfolio and total return investment performance, including PIMCO’s discussion of those factors that affected performance during the six-month period.

We appreciate the trust you have placed in us, and we will continue to focus our efforts to meet your investment needs. If you have any questions regarding your PIMCO Funds investment, please contact your account manager or call one of our shareholder associates at 1-866-746-2606. We also invite you to visit the Fund’s Web site at www.rcsfund.com.

Sincerely,

Brent R. Harris

Chairman of the Board and President

August 31, 2004

July 31, 2004  |  PIMCO Strategic Global Government Fund, Inc. Semi-Annual Report  1

Important Information About the Fund

We believe that bond funds have an important role to play in a well diversified investment portfolio. It is important to note, however, that in an environment where interest rates may trend upward, rising rates will negatively impact the performance of most bonds funds, and fixed income securities held by a fund are likely to decrease in value. The price volatility of fixed income securities can also increase during periods of rising interest rates resulting in increased losses to a fund. Bond funds and individual bonds with a longer duration (a measure of the expected life of a security) tend to be more sensitive to changes in interest rates, usually making them more volatile than securities or funds with shorter durations. The longer-term performance of most bond funds has benefited from capital gains in part resulting from an extended period of declining interest rates. In the event interest rates increase, these capital gains should not be expected to recur.

The Fund may be subject to various risks in addition to those described above. Some of these risks may include, but are not limited to, the following: real rate risk, derivative risk, leveraging risk, and high yield security risk. The Fund may use derivative instruments for hedging purposes or as part of an investment strategy. Use of these instruments may involve certain costs and risks such as liquidity risk, interest rate risk, market risk, credit risk, management risk and the risk that the Fund could not close out a position when it would be most advantageous to do so. A Fund investing in derivatives could lose more than the principal amount invested in these instruments. Investing in non-U.S. securities may entail risk due to non-U.S. economic and political developments; this risk may be enhanced when investing in emerging markets. High-yield bonds typically have a lower credit rating than other bonds. Lower rated bonds generally involve a greater risk to principal than higher rated bonds.

The Fund invests in dollar rolls, which may create leveraging risk for the Fund. The use of leverage may cause the Fund to liquidate portfolio positions when it may not be advantageous to do so. Because leveraging tends to exaggerate the effect of any increase or decrease in the value of portfolio securities, leverage may cause the Fund to be more volatile than if the Fund had not been leveraged.

The credit quality of the investments in the Fund’s portfolio does not apply to the stability or safety of the Fund.

An investment in the Fund is not a bank deposit and is not guaranteed or insured by the Federal Deposit Insurance Corporation or any other government agency. It is possible to lose money on an investment in the Fund.

The Fund will file its complete schedule of portfolio holdings with the SEC for the first and third quarters of the fiscal year ending July 31, 2005 on Form N-Q, which will be available on the SEC’s website at http://www.sec.gov. A copy of the Fund’s Form N-Q, when available, will be available without charge, upon request, by calling the Fund at 1-866-746-2606. In addition, the Fund’s Form N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. Holdings are subject to change daily.

2  PIMCO Strategic Global Government Fund, Inc. Semi-Annual Report  |  July 31, 2004

Important Information (continued)

The following disclosure provides important information regarding the Fund’s Expense Example, which appears on the Fund’s individual page in this semi-annual report. Please refer to this information when reviewing the Expense Example for the Fund.

Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges; and (2) ongoing costs, including advisory and administrative fees, and other Fund expenses. The Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other funds.

The Example is based on an investment of $1,000.00 invested at the beginning of the period indicated and held for the entire period from 02/01/04 to 07/31/04.

Actual Expenses

The information in the table under the heading “Actual Performance” provides information about actual account values and actual expenses. You may use the information in these columns together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000.00 (for example, an $8,600.00 account value divided by $1,000.00 = 8.60), then multiply the result by the number in the appropriate column, in the row entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The information in the table under the heading “Hypothetical Performance (5% return before expenses)” provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs. Therefore, the information under the heading “Hypothetical Performance (5% return before expenses)” is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

July 31, 2004  |  PIMCO Strategic Global Government Fund, Inc. Semi-Annual Report  3

PIMCO Strategic Global Government Fund, Inc. Performance Summary

NYSE Symbol: RCS Objective: The Fund’s primary investment objective is to generate, over time, a level of income higher than that generated by high-quality, intermediate-term U.S. debt securities.	Primary Investments: Investment grade government securities of the United States and other countries.	Fund Inception Date: 02/24/1994 Total Net Assets: $394.4 million as of July 31, 2004 Portfolio Managers: Pasi Hamalainen Dan Ivascyn

INVESTMENT PERFORMANCE  For the period ended July 31, 2004

	6 Months	1 Year	5 Years*	10 Years*	Since Inception 2/24/1994*
NYSE Market Value	–7.92%	–2.30%	12.80%	10.46%	8.16%
Net Asset Value	0.35%	8.94%	9.78%	8.44%	7.51%
Lehman Brothers Intermediate Aggregate Bond Index	0.46%	4.24%	7.00%	6.98%	—

*	Annualized (All Fund returns are net of fees and expenses.)

Past performance is no guarantee of future results. Performance data current to the most recent month-end is available at www.rcsfund.com or by calling (866) 746-2606.

Please refer to page 3 herein for an explanation of the information presented in the following Expense Example.

EXPENSE EXAMPLE	Actual Performance	Hypothetical Performance (5% return before expenses)
Beginning Account Value (02/01/04)	$1,000.00	$1,000.00
Ending Account Value (07/31/04)	$1,003.50	$1,019.79
Expenses Paid During Period *	$5.09	$5.14

*	Expenses are equal to the Fund’s annualized expense ratio of 1.02%, multiplied by the average account value over the period, multiplied by 182/366 (to reflect the one-half year period).

SECTOR BREAKDOWN‡
U.S. Government Agencies	81.1%
Sovereign Issues	7.7%
Short-Term Instruments	5.5%
Other	5.7%

‡	% of Total Investments as of July 31, 2004.

4  PIMCO Strategic Global Government Fund, Inc. Semi-Annual Report  |  July 31, 2004

CUMULATIVE RETURNS THROUGH JULY 31, 2004

$10,000 invested at the inception date of the Fund

MONTH	Net Asset Value	NYSE Market Value	Lehman Brothers Intermediate Aggregate Bond Index
02/28/1994	10,000	10,000	10,000
03/31/1994	9,631	9,800	9,802
04/30/1994	9,511	9,100	9,734
05/31/1994	9,507	8,758	9,752
06/30/1994	9,323	8,515	9,746
07/31/1994	9,465	8,371	9,905
08/31/1994	9,443	8,636	9,936
09/30/1994	9,455	8,388	9,828
10/31/1994	9,500	8,138	9,826
11/30/1994	9,403	8,303	9,786
12/31/1994	9,248	8,279	9,836
01/31/1995	9,282	8,279	10,017
02/28/1995	9,457	8,449	10,241
03/31/1995	9,435	8,514	10,296
04/30/1995	9,674	8,576	10,430
05/31/1995	9,958	9,081	10,749
06/30/1995	9,970	9,034	10,817
07/31/1995	10,017	9,099	10,825
08/31/1995	10,119	9,052	10,928
09/30/1995	10,239	9,119	11,013
10/31/1995	10,288	9,299	11,127
11/30/1995	10,520	9,251	11,266
12/31/1995	10,735	9,319	11,392
01/31/1996	10,776	9,620	11,486
02/29/1996	10,547	9,571	11,366
03/31/1996	10,617	9,346	11,314
04/30/1996	10,715	9,237	11,277
05/31/1996	10,682	9,307	11,260
06/30/1996	10,781	9,256	11,392
07/31/1996	10,824	9,572	11,429
08/31/1996	10,943	9,643	11,435
09/30/1996	11,220	9,777	11,606
10/31/1996	11,410	10,037	11,819
11/30/1996	11,709	10,235	11,980
12/31/1996	11,679	10,669	11,909
01/31/1997	11,909	10,926	11,970
02/28/1997	12,044	11,129	12,000
03/31/1997	11,835	11,075	11,906
04/30/1997	12,023	11,154	12,065
05/31/1997	12,232	11,362	12,171
06/30/1997	12,422	11,506	12,294
07/31/1997	12,623	11,714	12,536
08/31/1997	12,607	11,926	12,486
09/30/1997	12,759	12,139	12,636
10/31/1997	12,508	11,946	12,776
11/30/1997	12,597	12,231	12,809
12/31/1997	12,747	12,503	12,917
01/31/1998	12,986	12,538	13,070
02/28/1998	13,111	12,515	13,074
03/31/1998	13,182	12,385	13,121
04/30/1998	13,208	12,469	13,191
05/31/1998	13,212	12,124	13,285
06/30/1998	13,126	12,063	13,362
07/31/1998	13,278	12,221	13,416
08/31/1998	12,486	11,282	13,592
09/30/1998	13,109	11,812	13,863
10/31/1998	13,240	12,197	13,846
11/30/1998	13,453	12,136	13,874
12/31/1998	13,461	12,070	13,931
01/31/1999	13,544	12,147	14,017
02/28/1999	13,406	11,775	13,871
03/31/1999	13,770	11,944	13,971
04/30/1999	14,172	12,113	14,023
05/31/1999	13,752	12,363	13,927
06/30/1999	13,611	12,456	13,913
07/31/1999	13,345	12,390	13,863
08/31/1999	13,289	11,840	13,869
09/30/1999	13,692	11,774	14,041
10/31/1999	13,785	11,870	14,096
11/30/1999	13,878	11,757	14,110
12/31/1999	14,054	12,339	14,067
01/31/2000	13,679	12,518	13,986
02/29/2000	13,788	12,096	14,120
03/31/2000	13,831	12,280	14,271
04/30/2000	13,783	12,298	14,257
05/31/2000	13,698	12,135	14,271
06/30/2000	14,264	12,947	14,548
07/31/2000	14,364	13,236	14,651
08/31/2000	14,654	13,976	14,846
09/30/2000	14,892	13,981	14,990
10/31/2000	14,801	14,367	15,077
11/30/2000	14,960	13,930	15,293
12/31/2000	15,400	15,238	15,562
01/31/2001	15,870	15,789	15,812
02/28/2001	15,861	16,054	15,937
03/31/2001	15,881	16,244	16,044
04/30/2001	15,930	16,094	16,031
05/31/2001	16,183	16,521	16,127
06/30/2001	16,291	16,869	16,176
07/31/2001	16,475	17,287	16,493
08/31/2001	16,780	17,372	16,653
09/30/2001	17,011	17,264	16,903
10/31/2001	17,410	18,075	17,163
11/30/2001	17,234	18,015	16,993
12/31/2001	17,173	17,610	16,912
01/31/2002	17,453	18,230	17,032
02/28/2002	17,945	18,739	17,195
03/31/2002	17,731	18,593	16,967
04/30/2002	18,188	18,667	17,270
05/31/2002	18,307	19,636	17,422
06/30/2002	18,152	19,903	17,575
07/31/2002	18,013	20,886	17,786
08/31/2002	18,449	20,918	17,999
09/30/2002	18,352	21,161	18,240
10/31/2002	18,756	19,970	18,229
11/30/2002	18,879	20,334	18,207
12/31/2002	19,278	21,455	18,519
01/31/2003	19,439	21,868	18,537
02/28/2003	19,738	22,121	18,744
03/31/2003	19,849	21,319	18,755
04/30/2003	20,314	22,185	18,871
05/31/2003	20,508	22,607	19,106
06/30/2003	20,533	22,278	19,110
07/31/2003	19,530	23,163	18,650
08/31/2003	19,823	22,971	18,731
09/30/2003	20,530	22,775	19,145
10/31/2003	20,520	23,467	19,011
11/30/2003	20,654	23,228	19,043
12/31/2003	21,046	24,441	19,226
01/31/2004	21,201	24,575	19,351
02/29/2004	21,339	24,969	19,535
03/31/2004	21,534	25,507	19,662
04/30/2004	20,863	21,111	19,240
05/31/2004	20,549	21,653	19,172
06/30/2004	20,958	21,289	19,273
07/31/2004	21,275	22,630	19,441

Past performance is no guarantee of future results. The line graph depicts the value of a net $10,000 investment made at the Fund’s inception on February 24, 1994 and held through July 31, 2004, compared to the Lehman Brothers Intermediate Aggregate Bond Index, an unmanaged market index representative of the U.S. taxable fixed income universe. It is not possible to invest directly in the Index. Investment performance assumes the reinvestment of dividends and capital gains distribution, if any. The Fund’s NYSE Market Value performance does not reflect the effect of sales loads or broker commissions. The performance data quoted represents past performance. Investment return and share value will fluctuate so that Fund shares, when sold, may be worth more or less than their original cost. Returns shown do not reflect the deduction of taxes that a shareholder would pay (i) on Fund distributions or (ii) the sale of Fund shares.

PORTFOLIO INSIGHTS

•	The PIMCO Strategic Global Government Fund, Inc. (the “Fund”) seeks to achieve its investment objective by investing, under normal circumstances, at least 80% of its net assets plus borrowings for investment purposes in government securities. “Government securities” includes bonds issued or guaranteed by the U.S. or foreign governments (including states, provinces, cantons, and municipalities), by their agencies, authorities or instrumentalities, or by supranational entities, and synthetic instruments with economic characteristics similar to such securities. “Government securities” also include mortgage-backed securities issued or guaranteed by certain U.S. government agencies and government-sponsored enterprises.

•	For the 6-month period ended July 31, 2004, the Fund returned –7.92% based on its NYSE market price and 0.35% based on its net asset value, compared to a 0.46% return for the benchmark Lehman Brothers Intermediate Aggregate Bond Index during the same period.

•	The Fund’s above index duration during the period was negative for performance, as interest rates moved higher and the market price of fixed income securities generally declined.

•	An overweight to mortgage securities was positive, as mortgages outpaced comparable Treasuries during the six-month period.

•	An underweight to corporate securities detracted from performance, as the sector outperformed Treasuries on a like-duration basis.

•	An allocation to longer maturity emerging market bonds from Brazil, Russia, and Ecuador were slightly negative for returns, as yield spreads widened modestly during the period.

•	Positions in Home Equity Loan (HEL) asset-backed securities added to performance, as the HEL sector outperformed most other fixed income securities after adjusting for duration.

July 31, 2004  |  PIMCO Strategic Global Government Fund, Inc. Semi-Annual Report  5

Financial Highlights

Selected Per Share Data for the Year or Period Ended:	07/31/2004+		01/31/2004		01/31/2003	01/31/2002		01/31/2001		01/31/2000
Net asset value beginning of period	$11.41		$11.33		$11.20	$11.14		$10.56		$11.46
Net investment income	0.43	(f)	0.78	(f)	1.01	0.90	(f)	0.83	(f)	0.86	(f)
Net realized/ unrealized gain (loss) on investments	(0.40	)(f)	0.21	(f)	0.13	0.16	(f)	0.76	(f)	(0.74	)(f)
Total income from investment operations	0.03		0.99		1.14	1.06		1.59		0.12
Dividends from net investment income	(0.44)		(0.91)		(1.01)	(1.00)		(1.01)		(1.02)
Net asset value end of period	$11.00		$11.41		$11.33	$11.20		$11.14		$10.56
Per share market value end of period	$10.98		$12.41		$11.95	$10.90		$10.35		$9.13
Total Investment Return**
Per Share Market Value (a)	(7.92)%		12.38%		19.96%	15.46%		26.13%		2.99%
Per share net asset value (b)	0.35%		9.07%		11.38%	10.23%		17.37%		2.70%
Ratios to average net assets
Operating expenses (excluding interest expense)	1.02	%*	1.04%		1.15%	1.15	%(c)(d)	1.19%		1.16%
Total operating expenses	1.02	%*	1.05%		1.15%	1.15	%(c)(d)	1.19%		1.73%
Net investment income	7.79	%*(f)	6.84	%(f)	9.02%	8.09	%(e)(f)	7.79	%(f)	7.70	%(f)
Supplemental Data
Net assets end of period (000s)	$394,446		$407,099		$395,313	$382,831		$339,872		$322,211
Portfolio turnover rate	391%		446%		517%	211%		81%		74%

+	Unaudited
*	Annualized
**	Past performance is no guarantee of future results.
(a)	Total investment return on market value is the combination of reinvested dividend income, reinvested capital gains distributions, if any, and changes in market price per share during the period. Total investment returns exclude the effects of sales loads.
(b)	Total investment return on net asset value is the combination of reinvested dividend income on ex-date, reinvested capital gains distributions, if any, and changes in net asset value per share during the period.
(c)	If the investment manager had not reimbursed expenses, the ratio of operating expenses to average net assets would have been 1.18%.
(d)	Ratio includes merger related expenses of 0.04%.
(e)	Ratio of net investment income to average net assets excluding merger related expenses is 8.13%.
(f)	Indicates a period in which, as a result of a change in generally accepted accounting principles, the fund has reclassified periodic payments made or received under certain derivative instruments, which were previously included within miscellaneous income, to a component of realized gain(loss) in the Statement of Operations. There is no effect of this reclassification to the net investment income ratio and the net investment income per share for the period ending July 31, 2004. For consistency, similar reclassifications have been made to prior period amounts, resulting in increases (reductions) to the net investment income ratio of 0.02%, (0.65)%, (1.16)%, and (0.80)% and to the net investment income per share of $0.00, $(0.07), $(0.12), and $(0.09) in the fiscal years ending January 31, 2003 January 31, 2002, 2001, and 2000, respectively.

6 PIMCO Strategic Global Government Fund, Inc. Semi-Annual Report | July 31, 2004 | See accompanying notes

Statement of Assets and Liabilities

July 31, 2004 (Unaudited)

Amounts in thousands, except share and per share amounts

Assets:
Investments, at value	$861,805
Foreign currency, at value	260
Receivable for investments sold	74,836
Receivable for investment sold on delayed delivery basis	51,165
Unrealized appreciation on forward foreign currency contracts	493
Interest and dividends receivable	3,529
Paydown receivable	24
Other assets	25

992,137

Liabilities:
Payable for investments purchased	266,399
Payable for dollar roll commitments	200,187
Unrealized depreciation on forward foreign currency contracts	120
Payable for short sale	125,909
Overdraft due to Custodian	163
Written options outstanding	23
Dividends payable	2,653
Accrued investment advisory fee	293
Accrued administration fee	17
Accrued custodian expense	43
Accrued audit fee	3
Variation margin payable	706
Swap premiums received	233
Unrealized depreciation on swap agreements	314
Other liabilities	628

597,691

Net Assets	$394,446

Net Assets Consist of:
Capital stock—authorized 500 million shares, $.0001 par value; outstanding 35,849,882 shares	$5
Paid in capital	422,760
(Overdistributed) net investment income	(2,499)
Accumulated undistributed net realized (loss)	(36,658)
Net unrealized appreciation	10,838

$394,446

Net Asset Value Per Share Outstanding	$11.00

Cost of Investments Owned	$851,507

Cost of Foreign Currency Held	$268

See accompanying notes  |  July 31, 2004  |  PIMCO Strategic Global Government Fund, Inc. Semi-Annual Report  7

Statement of Operations

Amounts in thousands

Six Months Ended July 31, 2004 (Unaudited)
Investment Income:
Interest	$17,469
Miscellaneous income	1

Total Income	17,470

Expenses:
Investment advisory fees	1,685
Administration fees	99
Transfer agent fees	27
Directors’ fees	52
Printing expense	10
Legal fees	21
Audit fees	12
Custodian fees	83
Interest expense	2
Miscellaneous expense	41

Total Expenses	2,032

Net Investment Income	15,438

Net Realized and Unrealized Gain (Loss):
Net realized (loss) on investments	(1,784)
Net realized gain on futures contracts, options, and swaps	1,468
Net realized gain on foreign currency transactions	578
Net change in unrealized (depreciation) on investments	(14,290)
Net change in unrealized (depreciation) on futures contracts, options, and swaps	(171)
Net change in unrealized appreciation on translation of assets and liabilities denominated in foreign currencies	21

Net (Loss)	(14,178)

Net Increase in Net Assets Resulting from Operations	$1,260

8 PIMCO Strategic Global Government Fund, Inc. Semi-Annual Report | July 31, 2004 | See accompanying notes

Statements of Changes in Net Assets

Amounts in thousands, except share amounts

	Six Months Ended July 31, 2004 (Unaudited)	Year Ended January 31, 2004
Increase (Decrease) in Net Assets from:

Operations:
Net investment income	$15,438	$27,469
Net realized gain	262	83
Net change in unrealized appreciation (depreciation)	(14,440)	7,262

Net increase resulting from operations	1,260	34,814

Distributions to Shareholders:
From net investment income	(15,905)	(32,077)

Fund Share Transactions:
Issued as reinvestment of distributions (171,354 and 790,406 shares, respectively)	1,992	9,049

Total Increase (Decrease) in Net Assets	(12,653)	11,786

Net Assets:
Beginning of period	407,099	395,313

End of period *	$394,446	$407,099

* Including (overdistributed) net investment income of:	$(2,499)	$(2,110)

See accompanying notes  |  July 31, 2004  |  PIMCO Strategic Global Government Fund, Inc. Semi-Annual Report  9

Schedule of Investments

July 31, 2004 (Unaudited)

	Principal Amount (000s)	Value (000s)
CORPORATE BONDS & NOTES 0.6%

Industrials 0.6%
Petroliam Nasional Bhd.
7.625% due 10/15/2026	$2,300	$2,498

Total Corporate Bonds & Notes (Cost $2,092)		2,498

U.S. GOVERNMENT AGENCIES 177.2%
Fannie Mae
3.265% due 09/01/2028 (a)	167	172
3.284% due 12/01/2028 (a)	522	534
3.368% due 04/01/2030 (a)	180	185
3.462% due 11/01/2030 (a)	142	148
3.473% due 11/01/2027 (a)	218	226
3.535% due 02/01/2028 (a)	273	283
3.553% due 02/01/2027 (a)	207	213
4.752% due 03/01/2032 (a)	654	667
4.822% due 02/01/2032 (a)	196	199
5.000% due 03/18/2019 (j)	138,000	139,035
5.000% due 06/17/2019 - 08/12/2034 (b)	110,000	107,738
5.030% due 08/01/2031 (a)	594	610
5.076% due 12/01/2032 (a)	12,582	12,689
5.259% due 10/01/2031 (a)	199	204
5.310% due 08/25/2033	8,200	8,102
5.500% due 10/19/2019 - 12/16/2019 (a)(b)(j)	30,400	31,227
5.507% due 10/01/2031 (a)	97	100
6.098% due 12/01/2028 (a)	175	178
6.500% due 12/01/2023 - 06/25/2044 (b)	31,769	33,301
6.707% due 03/01/2032 (a)	328	334
7.000% due 08/01/2004 - 03/25/2045 (b)	31,658	33,560
7.000% due 01/14/2034 (j)	9,800	10,354
7.061% due 02/01/2030 (a)	281	292
7.332% due 12/01/2025 (a)	336	354
7.476% due 12/01/2030 (a)	355	371
7.500% due 07/01/2026 - 06/25/2044 (b)	19,886	21,416
7.565% due 10/01/2030 (a)	278	288
7.645% due 03/01/2031 (a)	317	328
8.000% due 07/19/2030	7,777	8,459
Federal Housing Administration
7.430% due 06/01/2024	2,940	2,966
Freddie Mac
3.387% due 12/01/2026 (a)	94	96
3.704% due 04/01/2033 (a)	294	297
4.500% due 09/15/2021	1,000	1,016
5.000% due 08/12/2034	76,500	74,540
5.500% due 03/15/2034 (j)	60,000	60,206
6.000% due 04/01/2017 - 04/01/2033 (b)	5,282	5,518
6.500% due 04/15/2018 - 09/25/2043 (b)	4,909	5,158
7.000% due 06/01/2008 - 10/25/2043 (b)	12,019	12,751
7.500% due 06/01/2025 - 10/25/2043 (b)	58,312	62,570
8.000% due 08/15/2022 - 08/01/2024 (b)	543	580
8.250% due 10/01/2007	70	73
8.500% due 10/01/2030	1,509	1,619
Government National Mortgage Association
5.500% due 03/23/2034 (j)	45,000	45,267
6.500% due 06/15/2031	5,653	5,924
7.000% due 02/15/2024 - 05/15/2028 (b)	800	853
7.500% due 02/15/2006 - 02/15/2028 (b)	4,376	4,717
8.000% due 06/15/2016 - 11/15/2022 (b)	454	497
8.500% due 10/15/2016 - 02/15/2031 (b)	112	122
Small Business Administration
7.449% due 08/01/2010	626	687
7.540% due 08/10/2009	1,579	1,732

Total U.S. Government Agencies (Cost $704,104)		698,756

MORTGAGE-BACKED SECURITIES 4.2%
DLJ Commercial Mortgage Corp.
7.340% due 10/10/2032	1,500	1,698
GSMPS Mortgage Loan Trust
7.500% due 06/19/2027	428	456
Nomura Asset Acceptance Corp.
7.500% due 03/25/2034	1,757	1,874
Residential Asset Mortgage Products, Inc.
8.500% due 10/25/2031	5,798	6,134
8.500% due 11/25/2031	6,018	6,271

Total Mortgage-Backed Securities (Cost $16,739)		16,433

ASSET-BACKED SECURITIES 3.6%
Chase Funding Mortgage Loan Asset-Backed Certificates
1.220% due 09/25/2017 (a)	4,407	4,410
Residential Asset Mortgage Products, Inc.
4.968% due 05/25/2033	10,000	9,921

Total Asset-Backed Securities (Cost $14,009)		14,331

SOVEREIGN ISSUES 16.8%
Banque Centrale De Tunisie
7.375% due 04/25/2012	2,000	2,205
Republic of Brazil
11.500% due 03/12/2008	2,500	2,750

10 PIMCO Strategic Global Government Fund, Inc. Semi-Annual Report | July 31, 2004 | See accompanying notes

	Principal Amount (000s)		Value (000s)
10.125% due 05/15/2027		$3,038	$2,833
12.250% due 03/06/2030		9,580	10,370
11.000% due 08/17/2040		2,750	2,699
Republic of Chile
7.125% due 01/11/2012		2,000	2,250
Republic of Ecuador
12.000% due 11/15/2012		8,000	7,437
7.000% due 08/15/2030 (a)		212	158
Republic of Panama
8.250% due 04/22/2008		2,000	2,195
9.375% due 07/23/2012		3,325	3,691
Republic of Peru
9.125% due 02/21/2012		10,000	10,500
Russian Federation
11.000% due 07/24/2018		2,680	3,394
12.750% due 06/24/2028		3,227	4,695
5.000% due 03/31/2030 (a)		4,437	4,093
United Mexican States
8.625% due 03/12/2008		395	449
9.875% due 02/01/2010		2,715	3,306
9.875% due 02/01/2010		2,465	3,007

Total Sovereign Issues (Cost $53,076)			66,032

FOREIGN CURRENCY-DENOMINATED ISSUES (h)(i) 4.2%
Republic of Germany
4.750% due 07/04/2008	EC	6,500	8,237
United Mexican States
7.375% due 07/06/2006		6,440	8,451

Total Foreign Currency-Denominated Issues (Cost $14,407)			16,688

PURCHASED CALL OPTIONS 0.0%
U.S. Treasury Bond 30-Year Note (CBOT)
6.000% due 09/30/2004
Strike @ 117.000
Exp. 08/27/2004		$0	4

Total Purchased Call Options (Cost $5)			4

PURCHASED PUT OPTIONS 0.0%
Fannie Mae (OTC)
5.000% due 08/12/2034
Strike @ 77.500
Exp. 08/05/2004		63,000	0

Total Purchased Put Options (Cost $9)			0

SHORT-TERM INSTRUMENTS 11.9%

Commercial Paper 8.6%
Barclays U.S. Funding Corp.
1.305% due 09/27/2004		900	898
Fannie Mae
1.405% due 09/08/2004		600	599
1.430% due 09/08/2004		1,300	1,298
1.434% due 10/06/2004		2,900	2,892
1.559% due 10/27/2004		4,000	3,984
Federal Home Loan Bank
1.175% due 08/25/2004		300	300
1.410% due 09/15/2004		2,600	2,596
Freddie Mac
1.410% due 09/14/2004		3,900	3,893
1.440% due 09/14/2004		3,900	3,893
1.445% due 09/14/2004		6,700	6,689
1.436% due 09/30/2004		1,500	1,496
1.500% due 10/19/2004		1,300	1,295
HBOS Treasury Services PLC
1.300% due 09/30/2004		100	100
1.530% due 10/13/2004		4,000	3,987

			33,920

Repurchase Agreements 1.9%
CS First Boston Mortgage Securities Corp.
1.270% due 08/02/2004 (Dated 07/30/2004. Collateralized by U.S. Treasury Bills 1.455% due 10/21/2004 valued at $6,234. Repurchase proceeds are $6,101.)		6,100	6,100
State Street Bank
0.900% due 08/02/2004 (Dated 07/30/2004. Collateralized by Fannie Mae 1.875% due 01/15/2005 valued at $1,411. Repurchase proceeds are $1,381.)		1,381	1,381

			7,481

U.S. Treasury Bills 1.4%
1.236% due 09/02/2004 - 09/16/2004 (b)(c)(d)		5,670	5,662

Total Short-Term Instruments (Cost $47,066)			47,063

Total Investments 218.5% (Cost $851,507)			$861,805

Written Options (e) (0.0%) (Premiums $2,536)			(23)

Other Assets and Liabilities (Net) (118.5%)			(467,336)

Net Assets 100.0%			$394,446

See accompanying notes  |  July 31, 2004  |  PIMCO Strategic Global Government Fund, Inc. Semi-Annual Report  11

Schedule of Investments (Cont.)

July 31, 2004 (Unaudited)

Notes to Schedule of Investments (amounts in thousands, except number of contracts):

(a)	Variable rate security.

(b)	Securities are grouped by coupon or range of coupons and represent a range of maturities.

(c)	Securities with an aggregate market value of $1,418 have been segregated with the custodian to cover margin requirements for the following open futures contracts at July 31, 2004:

Type	Expiration Month	# of Contracts	Unrealized (Depreciation)
U.S. Treasury 30-Year Note Short Futures	09/2004	565	$(2,114)

(d)	Securities with an aggregate market value of $749 have been pledged as collateral for swap and swaption contracts at July 31, 2004.

(e)	Premiums received on written options:

Name of Issuer	Counterparty	Exercise Rate		Expiration Date	Notional Amount	Premium	Value
Call - OTC 10-Year Interest Rate Swap	J.P. Morgan Chase & Co.	4.000	%**	10/07/2004	$34,600	$868	$1
Call - OTC 7-Year Interest Rate Swap	J.P. Morgan Chase & Co.	3.800	%**	10/07/2004	30,000	310	5
Put - OTC 10-Year Interest Rate Swap	J.P. Morgan Chase & Co.	6.000	%*	10/07/2004	34,600	1,100	14
Put - OTC 7-Year Interest Rate Swap	J.P. Morgan Chase & Co.	6.000	%*	10/07/2004	30,000	258	3

						$2,536	$23

*	The Fund will pay a floating rate based on 3-month LIBOR.
**	The Fund will receive a floating rate based on 3-month LIBOR.

(f)	Interest rate swap agreements outstanding at July 31, 2004:

Counterparty	Floating Rate Index	Pay/Receive Floating Rate	Fixed Rate	Expiration Date	Notional Amount	Unrealized (Depreciation)
Goldman Sachs & Co.	3-month LIBOR	Receive	4.000%	12/15/2006	$60,000	$(314)

(g)	Short sales open at July 31, 2004 were as follows:

Type	Coupon (%)	Maturity	Par	Value	Proceeds
Fannie Mae	5.000	04/15/2034	$76,500	$74,587	$74,836
U.S. Treasury Note	4.250	08/15/2013	52,000	51,322	51,165

				$125,909	$126,001

(h)	Forward foreign currency contracts outstanding at July 31, 2004:

Type	Currency	Principal Amount Covered by Contract	Settlement Month	Unrealized Appreciation	Unrealized (Depreciation)	Net Unrealized Appreciation/ (Depreciation)
Buy	EC	864	08/2004	$0	$(1)	$(1)
Sell		14,987	08/2004	493	0	493
Buy	JY	422,122	08/2004	0	(119)	(119)

				$493	$(120)	$373

(i)	Principal amount denoted in indicated currency:

EC - Euro

JY - Japanese Yen

(j)	Security, or a portion thereof, subject to financing transaction.

12 PIMCO Strategic Global Government Fund, Inc. Semi-Annual Report | July 31, 2004 | See accompanying notes

Notes to Financial Statements

July 31, 2004 (Unaudited)

1. General Information

The PIMCO Strategic Global Government Fund, Inc. (the “Fund”) commenced operations on February 24, 1994. The Fund is registered under the Investment Company Act of 1940, as amended (the “Act”), as a closed-end, non-diversified investment management company organized as a Maryland corporation. The stock exchange symbol of the Fund is RCS. Shares are traded on the New York Stock Exchange.

2. Significant Accounting Policies

The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements in conformity with accounting principles generally accepted in the United States of America. The preparation of financial statements in accordance with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

Security Valuation. Portfolio securities and other financial instruments for which market quotations are readily available are stated at market value. Portfolio securities and other financial instruments for which market quotes are not readily available are valued at fair value, as determined in good faith and pursuant to guidelines established by the Board of Directors, including certain fixed income securities which may be valued with reference to securities whose prices are more readily obtainable. Market value is determined on the basis of last reported sales prices, or if no sales are reported, as is the case for most securities traded over-the-counter, the mean between representative bid and asked quotations obtained from a quotation reporting system or from established market makers. The prices of certain portfolio securities or other financial instruments may be determined at a time prior to the close of regular trading on the New York Stock Exchange. Fair valuation may be used if significant events occur after the close of the relevant markets and prior to the close of regular trading on the New York Stock Exchange that materially affect the values of such securities or financial instruments. Effective June 1, 2004, the net asset value per share is determined on each business day. Prior to June 1, 2004, the net asset value per share (“NAV”) was determined as of 4:15 p.m., Eastern Time, no less frequently than Thursday of each week (except where such Thursday was not a business day, then the first business day immediately succeeding such Thursday). The NAV’s are now available on the Fund’s website at www.rcsfund.com, by clicking on the Daily NAV link. Fixed income securities are normally valued on the basis of quotes obtained from brokers and dealers or pricing services. Certain fixed income securities purchased on a delayed delivery basis are marked to market daily until settlement at the forward settlement value. Short-term instruments, which mature in 60 days or less are valued at amortized cost, which approximates market value. Exchange traded options, futures and options on futures are valued at the settlement price determined by the relevant exchange. Prices may be obtained from independent pricing services which use information provided by market makers or estimates of market values obtained from yield data relating to investments or securities with similar characteristics. The prices used by the Fund may differ from the value that would be realized if the securities were sold and the differences could be material to the financial statements.

Securities Transactions and Investment Income. Securities transactions are recorded as of the trade date. Securities purchased or sold on a when-issued or delayed delivery basis may be settled a month or more after the trade date. Securities purchased on a when-issued basis are subject to market value fluctuations during this period. On the commitment date of such purchases, the Fund designates specific assets with a value at least equal to the commitment, to be utilized to settle the commitment. Realized gains and losses from securities sold are recorded on the identified cost basis. Dividend income is recorded on the ex-dividend date, except certain dividends from foreign securities where the ex-dividend date may have passed, are recorded as soon as the Fund is informed of the ex-dividend date. Interest income, adjusted for the accretion of discounts and amortization of premiums, is recorded on the accrual basis. Paydown gains and losses on mortgage- and asset-backed securities are recorded as adjustments to interest income in the Statement of Operations.

Borrowing Under Mortgage Dollar Rolls and Forward Commitments. The Fund enters into dollar rolls in which the Fund sells securities for delivery in the current month and simultaneously contracts to repurchase substantially similar (same type, same or similar interest rate and maturity) securities on a specified future date. The difference between the selling price and the future purchase price is an adjustment to interest income in the Statement of Operations. During the roll period, the Fund forgoes principal and interest paid on the securities. The Fund accounts for dollar rolls as financing transactions. Dollar rolls are intended to enhance the Fund’s yield by earning a spread between the yield on the underlying mortgage securities and short-term interest rates. At July 31, 2004, there were $200,186,859 in dollar roll commitments.

July 31, 2004  |  PIMCO Strategic Global Government Fund, Inc. Semi-Annual Report  13

Notes to Financial Statements (Cont.)

July 31, 2004 (Unaudited)

Leverage. The Fund is authorized to borrow funds and utilize leverage subject to certain limitations under the Act. The Fund’s ability to use leverage creates an opportunity for increased net income, but at the same time poses special risks. Certain transactions may give rise to a form of leverage. Such transactions may include, among others, reverse repurchase agreements, loans of portfolio securities, and the use of mortgage-dollar rolls, when-issued, delayed delivery or forward commitment transactions. The use of leverage increases the overall duration risk of the Fund, and creates an increased sensitivity of the Fund to rising short-term interest rates. The use of leverage, which is generally the economic equivalent of borrowing to purchase securities, thus creates risks of greater volatility of the net asset value and market value of Fund shares. If the income from the securities purchased with borrowed funds is not sufficient to cover the cost of borrowing, the net income of the Fund will be less than if borrowing has not been used, reducing the amount available for distribution to shareholders.

Delayed Delivery Transactions. The Fund may purchase or sell securities on a when-issued or delayed delivery basis. These transactions involve a commitment by the Fund to purchase or sell securities for a predetermined price or yield, with payment and delivery taking place beyond the customary settlement period. When delayed delivery purchases are outstanding, the Fund will designate liquid assets in an amount sufficient to meet the purchase price. When purchasing a security on a delayed delivery basis, the Fund assumes the rights and risks of ownership of the security, including the risk of price and yield fluctuations, and takes such fluctuations into account when determining its net asset value. The Fund may dispose of or renegotiate a delayed delivery transaction after it is entered into, and may sell when-issued securities before they are delivered, which may result in a capital gain or loss. When the Fund has sold a security on a delayed delivery basis, the Fund does not participate in future gains and losses with respect to the security.

Dividends and Distributions to Shareholders. The Fund intends to distribute all or a portion of its net investment income monthly. Distributions, if any, of net realized short- or long-term capital gains will be distributed no less frequently than once each year. Income and capital gain distributions are determined in accordance with income tax regulations which may differ from accounting principles generally accepted in the United States of America. These differences are primarily due to differing treatments for such items as wash sales, foreign currency transactions, net operating losses and capital loss carryforwards.

Federal Income Taxes. The Fund intends to qualify as a regulated investment company under the Internal Revenue Code of 1986, as amended, and distribute all of its taxable income and net realized gains, if applicable, to shareholders. Accordingly, no provision for Federal income taxes has been made.

Foreign Currency. The accounting records of the Fund are maintained in U.S. dollars. The market values of foreign securities, currency holdings and other assets and liabilities are translated into U.S. dollars based on the current exchange rates each business day. Fluctuations in the value of these assets and liabilities resulting from changes in exchange rates are recorded as unrealized foreign currency gains or losses. Realized gains or losses and unrealized appreciation or depreciation on investment securities and income and expenses are translated on the respective dates of such transactions. The effect of changes in foreign currency exchange rates on investments in securities are not segregated in the Statement of Operations from the effects of changes in market prices of those securities, but are included with the net realized and unrealized gain or loss on investment securities. Investing in securities of foreign companies and foreign governments involves special risks and considerations not typically associated with investing in U.S. companies and securities of the U.S. Government. These risks include revaluation of currencies and the risk of expropriation. Moreover, the markets for securities of many foreign companies and foreign governments may be less liquid and the prices of such securities may be more volatile than those of comparable U.S. companies and the U.S. Government.

Forward Currency Transactions. The Fund may enter into forward currency contracts and forward cross-currency contracts in connection with settling planned purchases or sales of securities or to hedge the currency exposure associated with some or all of the Fund’s securities or as a part of an investment strategy. A forward currency contract is an agreement between two parties to buy and sell a currency at a set price on a future date. The market value of a forward currency contract fluctuates with changes in forward currency exchange rates. Forward currency contracts are marked to market daily and the change in value is recorded by the Fund as an unrealized gain or loss. Realized gains or losses equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed are recorded upon delivery or receipt of the currency or, if a forward currency contract is offset by entering into another forward currency contract with the same broker, upon settlement of the net gain or loss. These contracts may involve market risk in excess of the unrealized gain or loss reflected in the

14  PIMCO Strategic Global Government Fund, Inc. Semi-Annual Report  |  July 31, 2004

Fund’s Statement of Assets and Liabilities. In addition, the Fund could be exposed to risk if the counterparties are unable to meet the terms of the contracts or if the value of the currency changes unfavorably to the U.S. dollar.

Futures Contracts. The Fund is authorized to enter into futures contracts. The Fund may use futures contracts to manage its exposure to the securities markets or to movements in interest rates and currency values. The primary risks associated with the use of futures contracts are the imperfect correlation between the change in market value of the securities held by the Fund and the prices of futures contracts, the possibility of an illiquid market, and the inability of the counterparty to meet the terms of the contract. Futures contracts are valued based upon their quoted daily settlement prices. Upon entering into a futures contract, the Fund may be required to deposit with its custodian, in a segregated account in the name of the futures broker, an amount of cash or U.S. Government and Agency Obligations in accordance with the initial margin requirements of the broker or exchange. Futures contracts are marked to market daily and an appropriate payable or receivable for the change in value (“variation margin”) is recorded by the Fund. Gains or losses are recognized but not considered realized until the contracts expire or are closed. Futures contracts involve, to varying degrees, risk of loss in excess of the variation margin disclosed in the Statement of Assets and Liabilities.

Options Contracts. The Fund may write call and put options on futures, swaps, securities or currencies it owns or in which it may invest. Writing put options tends to increase the Fund’s exposure to the underlying instrument. Writing call options tends to decrease the Fund’s exposure to the underlying instrument. When the Fund writes a call or put option, an amount equal to the premium received is recorded as a liability and subsequently marked to market to reflect the current value of the option written. These liabilities are reflected as written options outstanding in the Statement of Assets and Liabilities. Payments received or made, if any, from writing options with premiums to be determined on a future date are reflected as such on the Statement of Assets and Liabilities. Premiums received from writing options which expire are treated as realized gains. Premiums received from writing options which are exercised or closed are added to the proceeds or offset against amounts paid on the underlying future, swap, security or currency transaction to determine the realized gain or loss. The Fund as a writer of an option has no control over whether the underlying future, swap, security or currency may be sold (call) or purchased (put) and as a result bears the market risk of an unfavorable change in the price of the future, swap, security or currency underlying the written option. There is the risk the Fund may not be able to enter into a closing transaction because of an illiquid market.

The Fund may also purchase put and call options. Purchasing call options tends to increase the Fund’s exposure to the underlying instrument. Purchasing put options tends to decrease the Fund’s exposure to the underlying instrument. The Fund pays a premium which is included in the Fund’s Statement of Assets and Liabilities as an investment and subsequently marked to market to reflect the current value of the option. Premiums paid for purchasing options which expire are treated as realized losses. The risk associated with purchasing put and call options is limited to the premium paid. Premiums paid for purchasing options which are exercised or closed are added to the amounts paid or offset against the proceeds on the underlying future, swap, security or currency transaction to determine the realized gain or loss.

Repurchase Agreements. The Fund may engage in repurchase transactions. Under the terms of a typical repurchase agreement, the Fund takes possession of an underlying debt obligation subject to an obligation of the seller to repurchase, and the Fund to resell, the obligation at an agreed-upon price and time. The market value of the collateral must be equal at all times to the total amount of the repurchase obligations, including interest. Generally, in the event of counterparty default, the Fund has the right to use the collateral to offset losses incurred.

Short Sales. The Fund may enter into short sales transactions. A short sale is a transaction in which the Fund sells securities it does not own in anticipation of a decline in the market price of the securities. The Fund is obligated to deliver securities at the market price at the time the short position is closed. Possible losses from short sales may be unlimited, whereas losses from purchases cannot exceed the total amount invested.

Swap Agreements. The Fund may invest in swap agreements. A swap is an agreement to exchange the return generated by one instrument for the return generated by another instrument. The Fund may enter into interest rate, total return, forward spread lock, and credit default swap agreements to manage its exposure to interest rates and credit risk.

July 31, 2004  |  PIMCO Strategic Global Government Fund, Inc. Semi-Annual Report  15

Notes to Financial Statements (Cont.)

July 31, 2004 (Unaudited)

Interest rate swap agreements involve the exchange by the Fund with another party of their respective commitments to pay or receive interest, e.g., an exchange of floating rate payments for fixed rate payments with respect to the notional amount of principal.

Total return swap agreements involve commitments to pay interest in exchange for a market-linked return, both based on notional amounts. To the extent the total return of the security or index underlying the transaction exceeds or falls short of the offsetting interest rate obligation, the Fund will receive a payment from or make a payment to the counterparty.

Swaps are marked to market daily based upon quotations from market makers and the change in value, if any, is recorded as unrealized gain or loss in the Statement of Operations. Payments received or made at the beginning of the measurement period are reflected on the Statement of Assets and Liabilities. A liquidation payment received or made at the termination of the swap is recorded as realized gain or loss in the Statement of Operations. Net periodic payments received by the Fund are included as part of miscellaneous income on the Statement of Operations. Entering into these agreements involves, to varying degrees, elements of credit, market and documentation risk in excess of the amounts recognized on the Statement of Assets and Liabilities. Such risks involve the possibility that there will be no liquid market for these agreements, that the counterparty to the agreements may default on its obligation to perform or disagree as to the meaning of contractual terms in the agreements, and that there may be unfavorable changes in interest rates.

As a result of a FASB Emerging Issues Task Force (“EITF”) consensus, No. 03-11, and related SEC staff guidance, the Fund has reclassified periodic payments made or received under swap agreements, which were previously included within miscellaneous income, to a component of realized gain(loss) in the Statement of Operations. For consistency, similar reclassifications have been made to amounts appearing in the previous year’s Statement of Changes in Net Assets and the per share amounts in the prior year financial highlights. Prior year net investment income ratios in the financial highlights have also been modified accordingly. There is no effect for this reclassification to net investment income, net realized gain(loss) and net change in unrealized appreciation (depreciation) for the six months ended July 31, 2004. This reclassification increased (decreased) net investment income by $78,400, and net realized (gain) by $(78,400) and there was no effect to net change in unrealized appreciation, for the year ended January 31, 2004. There is no effect on the Fund’s net asset value, either in total or per share, or its total increase(decrease) in net assets from operations during any period.

U.S. Government Agencies or Government-Sponsored Enterprises. Securities issued by U.S. Government agencies or government-sponsored enterprises may not be guaranteed by the U.S. Treasury. GNMA, a wholly owned U.S. Government corporation, is authorized to guarantee, with the full faith and credit of the U.S. Government, the timely payment of principal and interest on securities issued by institutions approved by GNMA and backed by pools of mortgages insured by the Federal Housing Administration or guaranteed by the Department of Veterans Affairs. Government-related guarantors (i.e., not backed by the full faith and credit of the U.S. Government) include the Federal National Mortgage Association (“FNMA”) and the Federal Home Loan Mortgage Corporation (“FHLMC”). Pass-through securities issued by FNMA are guaranteed as to timely payment of principal and interest by FNMA but are not backed by the full faith and credit of the U. S. Government. FHLMC guarantees the timely payment of interest and ultimate collection of principal, but its participation certificates are not backed by the full faith and credit of the U.S. Government.

3. Fees, Expenses, and Related Party Transactions

Investment Advisory Fee. Pacific Investment Management Company LLC (“PIMCO”) is a majority-owned subsidiary of Allianz Dresdner Asset Management of America L.P. and serves as investment adviser (the “Adviser”) to the Fund, pursuant to an investment advisory contract. The Adviser receives a monthly fee from the Fund at an annual rate of 0.85% based on average weekly net assets of the Fund during the month.

Administration Fee. PIMCO serves as administrator (the “Administrator”), and provides administrative services to the Fund for which it receives from the Fund a monthly administrative fee at an annual rate of 0.05% based on average weekly net assets of the Fund during the month.

Expenses. The Fund is responsible for the following expenses: (i) independent auditors’ fees; (ii) printing fees; (iii) transfer agent fees; (iv) custody and accounting fees; (v) taxes and governmental fees; (vi) brokerage fees and commissions and other portfolio transaction expenses; (vii) the costs of borrowing money, including interest expense and bank overdraft charges; (viii) fees and expenses of the Directors who are not “interested persons” of PIMCO or

16  PIMCO Strategic Global Government Fund, Inc. Semi-Annual Report  |  July 31, 2004

the Fund (each an “Independent Director”), and any counsel retained exclusively for their benefit; (ix) legal fees; (x) extraordinary expenses, including costs of litigation and indemnification expenses.

Each Independent Director receives from the Fund an annual retainer of $10,000, plus $2,000 for regular meeting of the Board of Directors, $1,500 for each special meeting of the Board, and $1,000 for each committee meeting, in each case attended either in person or telephonically, plus reimbursement related expenses.

4. Purchases and Sales of Securities

The length of time a fund has held a particular security is not generally a consideration in investment decisions. A change in the securities held by a fund is known as “portfolio turnover.” The Fund may engage in frequent and active trading of portfolio securities to achieve its investment objective, particularly during periods of volatile market movements. High portfolio turnover (e.g., over 100%) may involve correspondingly greater expenses to the Fund, including brokerage commissions or dealer mark-ups and other transaction costs on the sale of securities and reinvestments in other securities. Such sales may also result in realization of taxable capital gains, including short-term capital gains (which are generally taxed at ordinary income tax rates). The trading costs and tax effects associated with portfolio turnover may adversely affect the Fund’s performance.

Purchases and sales of securities (excluding short-term investments) for the period ended July 31, 2004, were as follows (amounts in thousands):

U.S Government/Agency		Non-U.S. Government/Agency
Purchases	Sales	Purchases	Sales
$3,173,795	$3,114,318	$35,712	$20,071

5. Transactions in Written Call and Put Options

Transactions in written call and put options were as follows (amounts in thousands):

Premium
Balance at 01/31/2004	$2,536
Sales	0
Closing Buys	0
Expirations	0

Balance at 07/31/2004	$2,536

6. Federal Income Tax Matters

At July 31, 2004, the aggregate cost of investments was the same for federal income tax and financial statement purposes. The net unrealized appreciation (depreciation) of investments for federal income tax purposes were follows (amounts in thousands):

Aggregate Gross Unrealized Appreciation	Aggregate Gross Unrealized (Depreciation)	Net Unrealized Appreciation
$18,406	$(8,108)	$10,298

7. Changes in Fund Management and Administration

Effective February 8, 2002, Pacific Investment Management Company LLC (PIMCO), assumed management responsibilities for the Fund pursuant to an interim investment management agreement. Dresdner RCM Global Investors, LLC (“Dresdner RCM”) was the Fund’s prior investment manager. The Board, including a majority of Independent Directors, approved a new investment management agreement with PIMCO on March 19, 2002. Shareholder approved for the new investment management agreement at the 2002 Annual Meeting of Shareholders, which was held on June 21, 2002. In connection with approving the transition of Fund management to PIMCO, the Board also approved a change in the Fund’s corporate name to “PIMCO Strategic Global Government Fund, Inc.”, which became effective on March 19, 2002.

July 31, 2004  |  PIMCO Strategic Global Government Fund, Inc. Semi-Annual Report  17

Notes to Financial Statements (Cont.)

July 31, 2004 (Unaudited)

8. Litigation and Regulatory Matters

On June 1, 2004, the Attorney General of the State of New Jersey announced that it had entered into a settlement agreement with Allianz Dresdner Asset Management of America L.P. (“ADAM”), an indirect parent of the Fund’s investment adviser, PEA Capital LLC (“PEA”) and PA Distributors LLC (“PAD”), in connection with a complaint filed by the New Jersey Attorney General (“NJAG”). The NJAG dismissed claims against PIMCO, which had been filed as part of the same complaint. In the settlement, ADAM, PEA and PAD neither admitted nor denied the allegations or conclusions of law, but did agree to pay New Jersey a civil fine of $15 million and $3 million for investigative costs and further potential enforcement initiatives against unrelated parties. They also undertook to implement certain governance changes. The complaint relating to the settlement alleged, among other things, that ADAM, PEA and PAD had failed to disclose that they improperly allowed certain hedge funds to engage in “market timing” in various open-end investment companies (“open-end funds”) advised and distributed by PA Fund Management LLC (“PAFM”), the Fund’s investment adviser or their affiliates.

On September 13, 2004, the Securities and Exchange Commission (the “SEC”) announced that PAFM, PEA and PAD had agreed to a settlement of charges arising out of the same matters that were the subject of the New Jersey settlement. In the SEC settlement, PAFM, PEA and PAD consented to the entry of an order by the SEC and, without admitting or denying the findings contained in the order, agreed to implement certain compliance and governance changes and consented to cease-and-desist orders and censures. In addition, PAFM, PEA and PAD agreed to pay civil money penalties in the aggregate amount of $40 million respectively, and to pay disgorgement in the amount of $10 million. In connection with the settlement, the SEC has indicated that it will seek to dismiss PAFM, PEA and PAD from the related complaint it filed on May 6, 2004 in the U.S. District Court in the Southern District of New York.

On September 15, 2004, the SEC announced that PAFM, PEA and PAD had agreed to settle an SEC enforcement action in connection with charges that they violated various antifraud and other provisions of federal securities laws as a result of, among other things, their failure to disclose to the board of trustees and shareholders of various open-end funds advised or distributed by PAFM and its affiliates material facts and conflicts of interest that arose from their use of brokerage commissions on portfolio transactions to pay for so-called “shelf space” arrangements with certain broker-dealers. In the settlement, PAFM, PEA and PAD consented to the entry of an order by the SEC without admitting or denying the findings contained in the order. In connection with the settlement, PAFM, PEA and PAD agreed to undertake certain compliance and disclosure reforms and consented to cease-and-desist orders and censures. In addition, PAFM and PAD agreed to jointly pay a civil money penalty of $4,000,000, PEA agreed to pay a civil money penalty of $1,000,000 and PAFM, PEA and PAD agreed to jointly pay disgorgement of $6,602,000 based upon the amount of brokerage commissions alleged to have been paid by such open-end funds in connection with these arrangements (and related interest). In a related action, the California Attorney General announced on September 15, 2004 that it had entered an agreement with PAD in resolution of an investigation into matters that are similar to those discussed in the SEC order. The settlement agreement resolves matters described in a compliant filed contemporaneously by the California Attorney General in the Superior Court of the State of California alleging, among other things, that PAD violated certain antifraud provisions of California law by failing to disclose matters related to the shelf-space arrangements described above. In the settlement agreement, PAD did not admit to any liability but agreed to pay $5,000,000 in civil penalties and $4,000,000 in recognition of the California Attorney General’s fees and costs associated with the investigation and related matters.

Since February 2004, the Fund’s investment adviser and certain of its affiliates have been named as defendants in 14 lawsuits filed in U.S. District Court in the Southern District of New York, the Central District of California and the Districts of New Jersey and Connecticut. Ten of those lawsuits concern “market timing,” and they have been transferred to and consolidated for pre-trial proceedings in the U.S. District Court for the District of Maryland; four of those lawsuits concern “revenue sharing” with brokers offering “shelf space” and have been consolidated into a single action in the U.S. District Court for the District of Connecticut. The lawsuits have been commenced as putative class actions on behalf of investors who purchased, held or redeemed shares of affiliated funds during specified periods or as derivative actions on behalf of the funds. The lawsuits generally relate to the same facts that are the subject of the regulatory proceedings discussed above. The lawsuits seek, among other things, unspecified compensatory damages plus interest and, in some cases, punitive damages, the rescission of investment advisory contracts, the return of fees paid under those contracts and restitution. None of the lawsuits described above name the Fund or its directors as defendants. The Fund’s investment adviser believes that other similar lawsuits may be filed in U.S. federal or state courts naming as defendants the Fund’s investment adviser,

18  PIMCO Strategic Global Government Fund, Inc. Semi-Annual Report  |  July 31, 2004

ADAM, open- and closed-end funds advised or distributed by the Fund’s investment adviser and its affiliates, the boards of trustees of those funds, or other affiliates as defendants.

Under Section 9(a) of the Act, if any of the various regulatory proceedings or lawsuits were to result in a court injunction against the Fund’s investment adviser, ADAM and/or their affiliates, they and their affiliates would, in the absence of exemptive relief granted by the SEC, be barred from serving as an investment adviser/sub-adviser or principal underwriter for any registered investment company, including the Fund. In connection with an inquiry from the SEC concerning the status of the New Jersey settlement described above under Section 9(a), ADAM, the Fund’s investment adviser and certain of their affiliates (together, the “Applicants”) have sought exemptive relief from the SEC under Section 9(c) of the Act. The SEC has granted the Applicants a temporary exemption from the provisions of Section 9(a) with respect to the New Jersey settlement until the earlier of (i) September 13, 2006 and (ii) the date on which the SEC takes final action on their application for a permanent order. There is no assurance that the SEC will issue a permanent order.

It is possible that these matters and/or other developments resulting from these matters could lead to a decrease in the market value of the Fund’s shares or other adverse consequences to the Fund and its shareholders. However, the Fund’s investment adviser believes that these matters are not likely to have a material adverse effect on the Fund or on the adviser’s ability to perform its investment advisory services relating to the Fund.

July 31, 2004  |  PIMCO Strategic Global Government Fund, Inc. Semi-Annual Report  19

Privacy Policy (Unaudited)

Our Commitment to You

We consider customer privacy to be a fundamental aspect of our relationship with clients. We are committed to maintaining the confidentiality, integrity, and security of our current, prospective and former clients’ personal information. We have developed policies designed to protect this confidentiality, while allowing client needs to be served.

Obtaining Personal Information

In the course of providing you with products and services, we may obtain non-public personal information about you. This information may come from sources such as account applications and other forms, from other written, electronic or verbal correspondence, from your transactions, from your brokerage or financial advisory firm, financial adviser or consultant, and/or from information captured on our internet web sites.

Respecting Your Privacy

We do not disclose any personal or account information provided by you or gathered by us to non-affiliated third parties, except as required or permitted by law. As is common in the industry, non-affiliated companies may from time to time provide certain services, such as preparing and mailing prospectuses, reports, account statements and other information, conducting research on client satisfaction, and gathering shareholder proxies. We may also retain non-affiliated companies to market our products and enter in joint marketing agreements with other companies. These companies may have access to your personal and account information, but are permitted to use the information solely to provide the specific service or as otherwise permitted by law. We may also provide your personal and account information to your brokerage or financial advisory firm and/or to your financial adviser or consultant.

Sharing Information with Third Parties

We do reserve the right to disclose or report personal information to non-affiliated third parties in limited circumstances where we believe in good faith that disclosure is required under law, to cooperate with regulators or law enforcement authorities, to protect our rights or property, or upon reasonable request by any mutual fund in which you have chosen to invest. In addition, we may disclose information about you or your accounts to a non-affiliated third party at your request or if you consent in writing to the disclosure.

Sharing Information with Affiliates

We may share client information with our affiliates in connection with servicing your account or to provide you with information about products and services that we believe may be of interest to you. The information we share may include, for example, your participation in our mutual funds or other investment programs, your ownership of certain types of accounts (such as IRAs), or other data about your accounts. Our affiliates, in turn, are not permitted to share your information with non-affiliated entities, except as required or permitted by law.

Implementation of Procedures

We take seriously the obligation to safeguard your non-public personal information. We have implemented procedures designed to restrict access to your non-public personal information to our personnel who need to know that information to provide products or services to you. To guard your non-public personal information, physical, electronic, and procedural safeguards are in place.

This Privacy Policy applies to the following entities: PA Fund Management LLC, Pacific Investment Management Company LLC, PEA Capital LLC, Cadence Capital Management, NFJ Investment Group, PA Distributors LLC, PIMCO Funds: Multi-Manager Series, PIMCO Funds: Pacific Investment Management Series, PIMCO Specialty Markets, PIMCO Commercial Mortgage Securities Trust, Inc., and PIMCO Strategic Global Government Fund, Inc.

20  PIMCO Strategic Global Government Fund, Inc. Semi-Annual Report  |  July 31, 2004

Dividend Reinvestment Plan (Unaudited)

What is the Dividend Reinvestment Plan for the Fund?

The Dividend Reinvestment Plan (the “Plan”) offers shareholders in the Fund an efficient and simple way to reinvest dividends and capital gains distributions, if any, in additional shares of the Fund. Each month the Fund will distribute to shareholders substantially all of its net investment income. The Fund expects to distribute at least annually any net realized long-term or short-term capital gains. EquiServe Trust Co., N.A. acts as the Plan Agent for shareholders in administering the Plan.

Who can participate in the Plan?

All shareholders in the Fund may participate in the Plan by following the instructions for enrollment provided later in this section.

What does the Plan offer?

The Plan offers shareholders a simple and convenient means to reinvest dividends and capital gains distributions in additional shares of the Fund.

How is the reinvestment of income dividends and capital gains distributions accomplished?

If you are a participant in the Plan, your dividends and capital gains distributions will be reinvested automatically for you, increasing your holding in the Fund. If the Fund declares a dividend or capital gains distribution payable either in cash or in shares of the Fund, you will automatically receive shares of the Fund. If the market price of shares is equal to or exceeds the net asset value per share on the Valuation Date (as defined below), Plan participants will be issued shares valued at the net asset value most recently determined or, if net asset value is less than 95% of the then current market price, then at 95% of the market price.

If the market price is less than the net asset value on the Valuation Date, Equiserve (the “Plan Agent”) will buy shares in the open market, on the New York Stock Exchange (“NYSE”) or elsewhere, for the participants’ accounts. If, following the commencement of the purchase and before the Plan Agent has completed its purchases, the market price exceeds the net asset value, the average per share purchase price paid by the Plan Agent may exceed the net asset value, resulting in the acquisition of fewer shares than if the dividend or capital gains distribution had been paid in shares issued by the Fund at net asset value. Additionally, if the market price exceeds the net asset value before the Plan Agent has completed its purchases, the Plan Agent is permitted to cease purchasing shares and the Fund may issue the remaining shares at a price equal to the greater of net asset value or 95% of the then current market price. In a case where the Plan Agent has terminated open market purchases and the Fund has issued the remaining shares, the number of shares received by the participant will be based on the weighted average of prices paid for shares purchased in the open market and the price at which the Fund issues the remaining shares. The Plan Agent will apply all cash received to purchase shares as soon as practicable after the payment date of the dividend or capital gains distribution, but in no event later than 30 days after that date, except when necessary to comply with applicable provisions of the federal securities laws.

The Valuation Date is the dividend or capital gains distribution payment date or, if that date is not a NYSE trading day, the immediately preceding trading day. All reinvestments are in full and fractional shares, carried to three decimal places.

Is there a cost to participate?

There is no direct charge to participants for reinvesting dividends and capital gains distributions, since the Plan Agent’s fees are paid by the Fund. There are no brokerage charges for shares issued directly by the Fund. Whenever shares are purchased on the NYSE or elsewhere in connection with the reinvestment of dividends or capital gains distributions, each participant will pay a pro rata portion of brokerage commissions. Brokerage charges for purchasing shares through the Plan are expected to be less than the usual brokerage charges for individual transactions, because the Plan Agent will purchase shares for all participants in blocks, resulting in lower commissions for each individual participant.

What are the tax implications for participants?

You will receive tax information annually for your personal records to help you prepare your federal income tax return. The automatic reinvestment of dividends and capital gains distributions does not affect the tax characterization of the dividends and capital gains. Other questions should be directed to your tax adviser.

July 31, 2004  |  PIMCO Strategic Global Government Fund, Inc. Semi-Annual Report  21

Dividend Reinvestment Plan (Unaudited) (Cont.)

How do participating shareholders benefit?

You will build holdings in the Fund easily and automatically at reduced costs.

You will receive a detailed account statement from the Plan Agent, showing total dividends and distributions, dates of investments, shares acquired and price per share, and total shares of record held by you and by the Plan Agent for you. The proxy you receive in connection with the Fund’s shareholder meetings will include shares purchased for you by the Plan Agent according to the Plan.

As long as you participate in the Plan, shares acquired through the Plan will be held for you in safekeeping in non-certificated form by Equiserve Trust Co., N.A., the Plan Agent. This convenience provides added protection against loss, theft or inadvertent destruction of certificates.

Whom should I contact for additional information?

If you hold shares in your own name, please address all notices, correspondence, questions or other communications regarding the Plan to:

PIMCO Strategic Global Government Fund, Inc.

c/o EquiServe Trust Co., N.A.

P.O. Box 43011

Providence, RI 02940-3011

Telephone: 800-426-5523

If your shares are not held in your name, you should contact your brokerage firm, bank or other nominee for more information.

How do I enroll in the Plan?

If you hold shares of the Fund in your own name, you are already enrolled in this Plan. Your reinvestments will begin with the first dividend after you purchase your shares. If your shares are held in the name of a brokerage firm, bank, or other nominee, you should contact your nominee to see if it will participate in the Plan on your behalf. If your nominee is unable to participate in the Plan on your behalf, you may want to request that your shares be registered in your name so that you can participate in the Plan.

Once enrolled in the Plan, may I withdraw from it?

You may withdraw from the Plan without penalty at any time by providing written notice to EquiServe Trust Co., N.A. Elections to withdraw from the Plan will be effective for distributions with a Record Date of at least ten days after such elections are received by the Plan Agent.

If you withdraw, you will receive, without charge, a share certificate issued in your name for all full shares accumulated in your account from dividend and capital gains distributions, plus a check for any fractional shares based on market price.

Experience under the Plan may indicate that changes are desirable. Accordingly, either the Fund or the Plan Agent may amend or terminate the Plan. Participants will receive written notice at least 30 days before the effective date of any amendment. In the case of termination, participants will receive written notice at least 30 days before the record date of any dividend or capital gains distribution by the Fund.

22  PIMCO Strategic Global Government Fund, Inc. Semi-Annual Report  |  July 31, 2004

2004 Shareholder Meeting Results (Unaudited)

The Fund’s annual shareholders meeting was held on June 15, 2004. The result of votes taken among shareholders on the proposals presented at the meeting are listed below:

Proposal 1

To re-elect two Directors to the Board of Directors of the Fund.

	# of Shares Voted	% of Shares Voted
Francis E. Lundy
For	34,296,557	99.0%
Withheld	350,643	1.0%
Total	34,647,200	100.0%

Gregory S. Young
For	34,218,924	98.8%
Withheld	428,276	1.2%
Total	34,647,200	100.0%

Brent R. Harris, Carter W. Dunlap, Jr., and James M. Whitaker continued in office as Directors.

July 31, 2004  |  PIMCO Strategic Global Government Fund, Inc. Semi-Annual Report  23

OTHER INFORMATION

Directors and Officers

Brent R. Harris, Chairman, President and Director

Carter W. Dunlap, Jr., Director

Francis E. Lundy, Director

James M. Whitaker, Vice Chairman and Director

Gregory S. Young, Director

Garlin G. Flynn, Secretary

John P. Hardaway, Treasurer

Investment Manager and Administrator

Pacific Investment Management Company LLC

840 Newport Center Drive

Newport Beach, California 92660

Transfer Agent

EquiServe Trust Company, N.A.

P.O. Box 43011

Providence, Rhode Island 02940

Custodian

State Street Bank & Trust Co.

801 Pennsylvania Avenue

Kansas City, Missouri 64105

Legal Counsel

Ropes & Gray LLP

One International Place

Boston, Massachusetts 02110

Independent Registered Public Accounting Firm

PricewaterhouseCoopers LLP

1055 Broadway

Kansas City, Missouri 64105

Information about how the Fund voted proxies relating to portfolio securities held during the year July 1, 2003 through June 30, 2004 is available without charge, upon request, by calling the Fund at 1-866-746-2606 and on the SEC’s website at http://www.sec.gov. Copies of the written Proxy Policy and the factors that PIMCO may consider in determining how to vote proxies for the Fund are available by calling the Fund at 1-866-746-2606 and on the SEC’s website at http://www.sec.gov.

PIMCO STRATEGIC GLOBAL

GOVERNMENT FUND, INC.

This report, including the financial statements herein, is provided to the shareholders of PIMCO Strategic Global Government Fund, Inc. for their information. This is not a prospectus, circular or representation intended for use in the purchase of shares of the Fund or any securities mentioned in this report.

Item 2.	Code of Ethics

Not applicable.

Item 3.	Audit Committee Financial Expert

Not applicable.

Item 4.	Principal Accountant Fees and Services

Not applicable.

Item 5.	Audit Committee of Listed Registrants

Not applicable.

Item 6.	Schedule of Investments

Included as part of the report to shareholders filed under Item 1 of this Form.

Item 7.	Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies

Not applicable.

Item 8.	Portfolio Managers of Closed-End Management Investment Companies

Not applicable.

Item 9.	Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchases

Registrant Purchases of Equity Securities

Period	(a) Total Number of Shares(or Units) Purchased*	(b) Average Price Paid per Share (or Unit)	(c ) Total Number of Shares (or Units) Purchased as Part of Publicly Announced Plans or Programs*		(d) Maximum Number (or Approximate Dollar Value) of Shares (or Units) that May Yet Be Purchased Under the Plans or Programs
Month #1 (February 1, 2004-February 29, 2004)	57,591.81	$11.75	57,591.81	(1)	N/A
Month #2 (March 1, 2004-March 31, 2004)	55,881.19	$11.78	55,881.19	(1)	N/A
Month #3 (April 1, 2004-April 30, 2004)	57,739.20	$11.36	57,739.20	(2)	N/A
Month #4 (May 1, 2004-May 31, 2004)	64,125.87	$10.08	64,125.87	(3)	N/A
Month #5 (June 1, 2004-June 30, 2004)	59,641.81	$10.82	59,641.81	(3)	N/A
Month #6 (July 1, 2004-July 31, 2004)	58,945.16	$10.84	58,945.16	(3)	N/A
Total	353,925.04	$66.63	182,712.84		N/A

*	Shares purchased include purchases made at NAV as well as open market by the agent of the Fund’s Dividend Reinvestment

Plan pursuant to such plan.
(1) Purchased from original issue at 95% of market price.
(2) Purchased from original issue at NAV.
(3) Purchased at open market.

Item 10.	Submission of Matters to a Vote of Security Holders

Not applicable.

Item 11.	Controls and Procedures

(a)	The Fund’s principal executive officer and principal financial officer have concluded, based on their evaluation of the Fund’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940) as of a date within 90 days of the filing date of this report on Form N-CSR, that the design and operation of such disclosure controls and procedures are effective to provide reasonable assurance that material information required to be disclosed by the Fund in the reports that it files or submits on Form N-CSR is recorded, processed, summarized, and reported within the time periods specified in the Commission’s rules and forms.

(b)	There were no changes in the Fund’s internal control over financial reporting that occurred during the Fund’s most recent fiscal half-year (the Fund’s second fiscal half-year in the case of an annual report) that have materially affected, or are reasonably likely to materially affect, the Fund’s internal control over financial reporting.

Item 12.	Exhibits

(a) (1)	Exhibit 99. CODE—Not applicable.

(2)	Exhibit 99.CERT—Certification of Principal Executive Officer pursuant to Section 302 of the Sarbanes-Oxley Act of 2002.

Exhibit 99.CERT—Certification of Principal Financial Officer pursuant to Section 302 of the Sarbanes-Oxley Act of 2002.

Exhibit 99.906CERT—Certifications of Principal Executive Officer and Principal Financial Officer pursuant to Section 906 of the Sarbanes-Oxley Act of 2002.

Signatures

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

PIMCO Strategic Global Government Fund, Inc.

By:	/s/ BRENT R. HARRIS
Brent R. Harris
President, Principal Executive Officer

Date:	October 4, 2004

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ BRENT R. HARRIS
Brent R. Harris
President, Principal Executive Officer

Date:	October 4, 2004

By:	/s/ JOHN P. HARDAWAY
John P. Hardaway
Treasurer, Principal Financial Officer

Date:	October 4, 2004